UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 3, 2016

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS
On February 3, 2016, Ashford Hospitality Prime, Inc. (“Ashford Prime” or the “Company”) issued a press release in response to being informed of a lawsuit filed by Sessa Capital against the Company and its directors. A copy of this press release is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It
In connection with the matter described above, Ashford Prime will file a proxy statement with the Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the proxy statement when available and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Ashford Hospitality Prime, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, TX, 75254 or from Ashford Prime’s website at www.ahpreit.com.
Ashford Prime and certain of its directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its shareholders that will occur in connection with this matter. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in Ashford Prime’s proxy statements and its Annual Report on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the matter when the proxy statement becomes available. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, by directing a request to Ashford Prime at the address above, or at www.ahpreit.com.
Safe Harbor for Forward-Looking Statements
This document contains statements that are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations or beliefs about future events. These statements are not guarantees of future events and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual events may differ materially from what is expressed in such forward-looking statements due to numerous factors. Further information and risks regarding factors that could affect Ashford Prime’s business, operations, financial results or financial positions are discussed from time to time in Ashford Prime’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2014. The shareholders of Ashford Prime and other readers are cautioned not to put undue reliance on any forward-looking statements. Ashford Prime undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated February 3, 2016

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 4, 2016

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel